Exhibit 10.2

AMENDMENT NO. 2 TO

SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT, dated as of August 4, 2009 (this “Amendment”), is entered into by and among the undersigned to amend the SECURITIES PURCHASE AGREEMENT, dated as of January 20, 2009 (as the same may be amended, restated or otherwise modified and in effect from time to time, the “Securities Purchase Agreement”), by and among Anesiva, Inc., a Delaware corporation (the “Company”), and the investors from time to time party thereto (each an “Investor” and collectively, the “Investors”) and each of the securities issued pursuant thereto. Unless defined herein, capitalized terms used herein shall have the meanings provided to such terms in the Securities Purchase Agreement.

R E C I T A L S:

A. WHEREAS, the Company and the Investors are party to the Securities Purchase Agreement, pursuant to which the Investors purchased the Securities from the Company on the terms set forth therein;

B. WHEREAS, pursuant to Section 12.7 of the Securities Purchase Agreement, the Company and the Investors may amend any term of the Securities Purchase Agreement, the Securities and the Related Documents with the written consent of the Company and Investors holding at least sixty percent (60%) of the aggregate unpaid principal of the then outstanding Securities (the “Majority Investors”);

C. WHEREAS, the Company, Arca Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), Arcion Therapeutics, Inc. (“Arcion”) and each of the stockholders of Arcion are concurrently entering into an Agreement and Plan of Merger, dated as of even date herewith (as such agreement may be subsequently amended or modified, the “Merger Agreement”), providing for the merger of Merger Sub with and into Arcion (the “Merger”); and

D. WHEREAS, the Company and the Investors party hereto, which Investors constitute the Majority Investors, desire to make certain amendments to the Securities Purchase Agreement and the Securities in connection with the Merger as set forth below.

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Securities Purchase Agreement and this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to the Securities Purchase Agreement. Effective upon the execution and delivery of this Amendment by the Company and the Majority Investors, the Securities Purchase Agreement is hereby amended as follows:

(a) The following legend shall be affixed to the top of the first page of the Securities Purchase Agreement:

This agreement and the rights and obligations evidenced hereby are subordinated in the manner and to the extent set forth in that certain Subordination Agreement, dated as of May 18, 2009, by and among Anesiva, Inc., a Delaware corporation (the “Company”), AlgoRx Pharmaceuticals, Inc., a Delaware corporation (the “Guarantor”), Arcion Therapeutics, Inc. (the “Senior Lender”) and the Investors (the “Subordination Agreement”), to the indebtedness (including interest) owed by the Company and the Guarantor pursuant to that certain Note Purchase Agreement, dated as of May 18, 2009, by and among the Company, the Guarantor and the Senior Lender (the “Senior Note Purchase Agreement”) as such Senior Note Purchase Agreement has been and hereafter may be amended, supplemented or otherwise modified from time to time; and each holder of the securities issued hereunder, by its acceptance hereof or thereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.

(b) The first sentence of Section 8.2 of the Securities Purchase Agreement is hereby amended and restated in its entirety as follows:

In the event of a Change of Control of the Company, to the extent permitted by the Subordination Agreement, the Company agrees to pay to the Investors an amount equal to seven (7) times the sum of the outstanding principal amount of the Securities, plus all accrued but unpaid returns thereon; provided, however, that in connection with a Change of Control pursuant to the Agreement and Plan of Merger, dated as of August 4, 2009, by and between the Company, Arca Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), Arcion Therapeutics, Inc. (“Arcion”) and each of the stockholders of Arcion providing for the merger of Merger Sub with and into Arcion, to the extent permitted by the Subordination Agreement, the Company agrees to redeem all of the outstanding Securities at a redemption price in cash equal to only 100% of the aggregate principal amount of the Securities being redeemed, plus all accrued but unpaid returns thereon through the date of redemption.

2. Amendments to the Securities. Effective upon the execution and delivery of this Amendment by the Company and the Majority Investors, (x) each Security outstanding pursuant to the Securities Purchase Agreement and (y) the form of the Security attached as Exhibit A to the Securities Purchase Agreement, is hereby amended as follows:

(a) The following legend shall be affixed thereto:

This security and the rights and obligations evidenced hereby are subordinated in the manner and to the extent set forth in that certain Subordination Agreement, dated as of May 18, 2009, by and among Anesiva, Inc., a Delaware corporation (the “Company”), AlgoRx Pharmaceuticals, Inc., a Delaware corporation (the “Guarantor”), Arcion Therapeutics, Inc. (the “Senior Lender”) and the Investors (the “Subordination Agreement”), to the indebtedness (including interest) owed by the Company and the Guarantor pursuant to that certain Note Purchase Agreement, dated as of May 18, 2009, by and among the Company, the Guarantor and the Senior Lender (the “Senior Note Purchase Agreement”) as such Senior Note Purchase Agreement has been and hereafter may be amended, supplemented or otherwise modified from time to time; and each holder of this security, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.

(b) The third paragraph thereof is hereby amended and restated in its entirety as follows:

Unless earlier paid pursuant to the terms hereof or the Purchase Agreement or accelerated in connection with an Event of Default, subject to the terms of the Purchase Agreement, the outstanding principal and accrued but unpaid returns shall be immediately due and payable at any time at the request of the Majority Investors on or after October 20, 2009 (the “Maturity Date”). The Company shall not have the right to pre-pay the amounts due under this Security prior to the Maturity Date without the prior written consent of the Majority Holders; provided, however, that to the extent permitted by the Subordination

Agreement, the Company may, in connection with the Agreement and Plan of Merger, dated as of August 4, 2009 (as such agreement may be subsequently amended or modified, the “Merger Agreement”) by and between the Company, Arca Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), Arcion Therapeutics, Inc. (“Arcion”) and each of the stockholders of Arcion providing for the merger of Merger Sub with and into Arcion (the “Merger”), at any time on or following the consummation of the Merger, voluntarily redeem the Securities, in whole or in part, at a redemption price in cash equal to 100% of the aggregate principal amount of the Securities being redeemed, plus all accrued and unpaid returns on the amount so redeemed through the date of redemption. The pre-payment of this Security, other than in connection with the Merger, shall be deemed to be a Change of Control and shall require the payment by the Company to the Holder of the amounts set forth in the Purchase Agreement.

3. References. On and after the effectiveness of this Amendment, (a) each reference in the Securities Purchase Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Securities Purchase Agreement, and each reference in the Securities and each of the other Related Documents to “the Securities Purchase Agreement”, “thereunder”, “thereof” or words of like import referring to the Securities Purchase Agreement, shall mean and be a reference to the Securities Purchase Agreement, as amended by this Agreement and (b) each reference in the Securities to “this Security”, “hereunder”, “hereof” or words of like import referring to such Security, and each reference in the Securities Purchase Agreement and each of the other Related Documents to “the Securities”, “thereunder”, “thereof” or words of like import referring to the Securities, shall mean and be a reference to the Securities, as amended by this Agreement.

4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

5. Governing Law. This Amendment shall be governed by and construed according to the laws of the State of California, without regard to conflict of law principles thereof.

6. Effect. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Securities Purchase Agreement and the Securities and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Securities Purchase Agreement or the Securities. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Securities Purchase Agreement and the Securities are ratified and confirmed and shall continue in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

COMPANY:

ANESIVA, INC.

By:	/s/ Michael Kranda
Name: Michael Kranda
Title: Chief Executive Officer, President

INVESTORS:

SOFINNOVA VENTURE PARTNERS VII, L.P.

By:	Sofinnova Management VII, L.L.C.
Its General Partner

By:	/s/ Michael F. Powell
Michael F. Powell, Managing General Partner

ALTA CALIFORNIA PARTNERS III, L.P.

By:	Alta California Management Partners III, LLC

By:	/s/ Hilary Strain
Vice President of Finance & Administration

ALTA EMBARCADERO PARTNERS III, LLC

By:	/s/ Hilary Strain
Vice President of Finance & Administration

ALTA PARTNERS VIII, LP

By:	Alta Partners Management VIII, LLC

By:	/s/ Hilary Strain
Chief Financial Officer

CMEA VENTURES VII, L.P.

By:	CMEA Ventures VII GP, L.P.,
Its General Partner

By:	CMEA Ventures VII GP, LLC,
Its General Partner

By:	/s/ David Collier
Name: David Collier
Title: Manager

CMEA VENTURES VII (PARALLEL), L.P.

By:	CMEA Ventures VII GP, L.P.,
Its General Partner

By:	CMEA Ventures VII GP, LLC,
Its General Partner

By:	/s/ David Collier
Name: David Collier
Title: Manager

INTERWEST PARTNERS VIII, LP
INTERWEST INVESTORS VIII, LP
INTERWEST INVESTORS Q VIII, LP

By:	InterWest Management Partners VIII, LLC, General Partner

/s/ Arnold L. Oronsky
By: Arnold L. Oronsky, Managing Director